Exhibit 99.1

News Release

For Release on May 15, 2018 at 1:00 PM PT

Inpixon Reports First Quarter 2018 Financial Results
and Provides Corporate Update

Conference Call to Be Held Today at 4:30 PM ET

PALO ALTO, Calif. — Inpixon (Nasdaq: INPX), a leading indoor positioning and data analytics company, today reported financial results for the first quarter ended March 31, 2018 and provided an update on corporate developments.

First Quarter 2018 Financial Highlights

●	2018 Q1 revenue of $2.1 million (adjusted for new ASC 606 Revenue Policy Adoption)
●	2018 Q1 gross margin of 59%
●	2018 Q1 GAAP net loss of $1.85 per share
●	2018 Q1 Proforma non-GAAP net loss[1] of $1.24 per share
●	2018 Q1 Non-GAAP adjusted EBITDA[1] loss of $3.4 million

“The first quarter of 2018 has been the start of rebuilding Inpixon and strengthening the company to execute on its expansive growth strategies, including improving our balance sheet, enhancing our technology, adding to our product offerings, extending our channel partner network, regaining Nasdaq compliance for stockholders’ equity, and preparing for the spinoff of our VAR business into a separate, publicly traded, wholly owned subsidiary,” said Nadir Ali, Inpixon CEO. “We have cutting-edge indoor positioning technology and we expect its use in practical, high-value cases to be unparalleled in the burgeoning Internet of Things (IoT) world. With these strengthening factors, we are determined as ever to build a winning business.”

First Quarter 2018 Financial Results

Revenues
Total revenues for first quarter ended March 31, 2018 were $2.1 million compared to $13.5 million for the comparable period in the prior year. This $11.4 million decrease or approximately 84% is primarily associated with the decline in revenues earned by the Infrastructure Segment as a result of supplier credit issues and a $2.0 million decrease in revenue resulting from the adoption of the new ASC 606 revenue recognition policy beginning in January 2018. For the first quarter ended March 31, 2018, Indoor Positioning Analytics revenue was $848,000 compared to $981,000 for the prior year period. Infrastructure revenue was $1.2 million for first quarter ended March 31, 2018, and $12.5 million for the prior year period.

Gross Profit
Gross profit for the first quarter ended March 31, 2018 was $1.2 million, compared to $3.3 million for the comparable period in 2017. The gross profit margin for first quarter ended March 31, 2018 was 59% compared to 24% during the prior year period. This increase in gross margin is primarily due to the decrease in lower margin storage and maintenance sales. Indoor Positioning Analytics gross margins for the first quarter ended March 31, 2018 and 2017 were 72% and 65%, respectively. Gross margins for the Infrastructure segment for the for the first quarter ended March 31, 2018 and 2017 were 50% and 21%, respectively.

GAAP Net Loss
GAAP net loss attributable to common stockholders of Inpixon for the first quarter ended March 31, 2018 was $6.2 million compared to $6.1 million for the prior year period. This increase in loss of $100,000 was attributable to the changes described for the various reporting captions discussed above. GAAP net loss per share for the quarter ended March 31, 2018 was ($1.85), compared to a net loss per share of ($83.63) for the comparable period in 2017.

Non-GAAP Net Loss
Proforma non-GAAP net loss for the first quarter ended March 31, 2018 was $5.2 million, compared to a non-GAAP net loss of $4.4 million for the comparable period in 2017. Proforma non-GAAP net loss per basic and diluted common share for the period ended March 31, 2018 was ($1.24) compared to a loss of ($60.97) per share for the prior year period. Non-GAAP net loss per share is defined as net loss per basic and diluted share adjusted for non-cash items, including stock-based compensation, amortization of intangibles, and one-time charges, including gain/loss on the settlement of obligations, severance costs, change in the fair value of shares to be issued, acquisition costs, and the costs associated with the public offering.

Non-GAAP Adjusted EBITDA1
Total non-GAAP adjusted EBITDA for the first quarter ended March 31, 2018 was a loss of $3.4 million compared to a loss of $3.3 million for the prior year period. Non-GAAP adjusted EBITDA is defined as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization plus adjustments for other income or expense items, non-recurring items, and non-cash stock-based compensation.

1 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures”.

First Quarter 2018 Business Highlights and Recent Developments

●	Inpixon regained compliance with Nasdaq’s Minimum Stockholders' Equity Requirement
●	Inpixon filed Form 10 Registration Statement for planned spin-off
●	Inpixon raised $31.3M in gross proceeds through sales of its equity securities
●	Inpixon announced IPA Node with less-than-a-meter positional accuracy for Wi-Fi devices
●	Inpixon worked with U.S. federal government to deploy portable sensor kit and empower correctional officers
●	Inpixon appointed John Piccininni as VP of Business Development.

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●	Inpixon recently selected Amazon Web Services cloud infrastructure for Indoor Positioning Analytics delivery
●	Inpixon sought to enhance its Indoor Positioning Analytics engine with artificial intelligence to strengthen device identity in the evolving, digitized indoors of security and marketing
●	Inpixon positioned itself to leverage blockchain technology to build device reputation repository, strengthen IoT security, and secure retail payment

All results summarized in this press release (including the financial statement tables) should be considered preliminary, are qualified in their entirety by the financial statement tables included in this press release, and are subject to change. Please refer to Inpixon’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which will be filed with the U.S. Securities and Exchange Commission on or about May 15, 2018.

Conference Call Information
Management will host a conference call on Tuesday, May 15, 2018, at 4:30 PM ET to review financial results, cover corporate highlights, and provide an update on developments. Following management’s formal remarks, there will be a question and answer session.

To listen to the conference call, interested parties within the U.S. should call +1 844-824-3831. International callers should call +1 412-317-5141. All callers should ask for the Inpixon conference call. The conference call will also be available through a live webcast which can be accessed at services.choruscall.com/links/inpx180515.html.

A replay of the call will be available approximately one hour after the end of the call through June 15, 2018. The replay can be accessed via Inpixon’s website or by dialing +1 877-344-7529 (U.S.) or +1 412-317-0088 (international). The replay conference playback code is 10120262.

About Inpixon

Inpixon (NASDAQ: INPX) is a leader in Indoor Positioning Analytics (IPA). Inpixon IPA Sensors are designed to find all accessible cellular, Wi-Fi, and Bluetooth devices anonymously. Paired with a high-performance data analytics platform, this technology delivers visibility, security, and business intelligence on any commercial or government location worldwide. Inpixon’s products and professional services group help customers take advantage of mobile, big data, analytics, and the Internet of Things (IoT) to uncover the untold stories of the indoors. For the latest insight on IPA, follow Inpixon on LinkedIn, @InpixonHQ on Twitter, and visit inpixon.com.

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Safe Harbor Statement
All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Inpixon and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the fluctuation of global economic conditions, the performance of management and employees, the Company’s ability to obtain financing, competition, general economic conditions and other factors that are detailed in the Company’s periodic and current reports available for review at www.sec.gov. Furthermore, we operate in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements.

Non-GAAP Financial Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles in the United States (“GAAP””) are useful measures of operations. EBIDTA, Adjusted EBITDA and pro forma net loss per share are non-GAAP measures. Inpixon defines “EBITDA” as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization. Management uses Adjusted EBITDA as the matrix in which it manages the business and Inpixon defines “Adjusted EBITDA” as EBITDA plus adjustments for other income or expense items, non-recurring items and non-cash stock-based compensation. Inpixon defines “pro forma net loss per share” as GAAP net loss per share adjusted for adjusted for non-cash items including stock-based compensation, amortization of intangibles and one time charges including gain/loss on the settlement of obligations, extinguishment loss for debt modification, goodwill impairment, severance costs, change in the fair value of shares to be issued, acquisition costs and the costs associated with the public offering.

Management provides Adjusted EBITDA and pro forma net loss per share measures so that investors will have the same financial information that management uses, which may assist investors in assessing Inpixon’s performance on a period-over-period basis. Adjusted EBITDA or pro forma net loss per share is not a measure of financial performance under GAAP, and should not be considered an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA and pro forma net loss per share have limitations as analytical tools and should not be considered either in isolation or as a substitute for analysis of Inpixon’s results as reported under GAAP.

Contact

Inpixon Investor Relations:

CORE IR

Scott Arnold, Managing Director

+1 516-222-2560

coreir.com

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INPIXON AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except number of shares and par value data)

	March 31,
	2018	2017
ASSETS
Current Assets
Cash and cash equivalents	$6,694	$141
Accounts receivable, net	1,202	2,310
Notes and other receivables	218	183
Inventory	863	790
Prepaid licenses and maintenance contracts	--	4,638
Assets held for sale	--	23
Prepaid assets and other current assets	1,643	1,123
Total Current Assets	10,620	9,208

Prepaid licenses and maintenance contracts, non-current	--	2,264
Property and equipment, net	419	520
Software development costs, net	1,772	2,017
Intangible assets, net	11,355	12,678
Goodwill	636	636
Other assets	350	368
Total Assets	$25,152	$27,691

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable	$22,020	$25,834
Accrued liabilities	1,724	5,421
Deferred revenue	27	5,611
Short-term debt	1,828	3,058
Derivative liabilities	--	48
Liabilities held for sale	--	2,059
Total Current Liabilities	25,599	42,031

Long Term Liabilities
Deferred revenue, non-current	--	2,636
Long-term debt	142	767
Other liabilities	108	113
Acquisition liability - Integrio	420	997
Total Liabilities	26,269	46,544

Commitments and Contingencies

Stockholders’ Deficit:
Preferred Stock - $0.001 par value; 5,000,000 shares authorized, 0 issued and outstanding as of March 31, 2018 and December 31, 2017	--	--
Series 3 Convertible Preferred Stock - $1,000 stated value; 10,185 shares authorized; 411.25 and 0 issued and 411.25 and 0 outstanding at March 31, 2018 and December 31, 2017.
Liquidation preference of $0 at March 31, 2018 and December 31, 2017.	--	--
Common Stock - $0.001 par value; 250,000,000 shares authorized; 9,339,827 and 962,200 issued and 9,339,296 and 961,669 outstanding at March 31, 2018 and December 31, 2017, respectively	10	1
Additional paid-in capital	98,979	78,302
Treasury stock, at cost, 15,922 shares	(695)	(695)
Accumulated other comprehensive income	24	31
Accumulated deficit	(99,441)	(94,486)
Stockholders’ Deficit attributable to Inpixon	(1,123)	(16,847)

Non-controlling interest	6	(2,006)

Total Stockholders' Deficit	(1,117)	(18,853)

Total Liabilities and Stockholders’ Deficit	$25,152	$27,691

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INPIXON AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2018	2017
Revenues
Products	$476	$9,448
Services	1,619	4,033
Total Revenues	2,095	13,481

Cost of Revenues
Products	255	8,054
Services	604	2,139
Total Cost of Revenues	859	10,193

Gross Profit	1,236	3,288

Operating Expenses
Research and development	361	558
Sales and marketing	969	2,040
General and administrative	4,174	4,658
Acquisition related costs	16	3
Amortization of intangibles	1,323	1,383
Total Operating Expenses	6,843	8,642

Loss from Operations	(5,607)	(5,354)

Other Income (Expense)
Interest expense	(1,283)	(684)
Change in fair value of derivative liability	48	56
Gain on the sale of Sysorex Arabia	23	--
Other income/(expense)	576	(65)
Total Other Income (Expense)	(636)	(693)

Net Loss from Continuing Operations	(6,243)	(6,047)

Loss from Discontinued Operations, Net of Tax	--	(9)

Net Loss	(6,243)	(6,056)

Net Loss Attributable to Non-controlling Interest	--	(4)

Net Loss Attributable to Stockholders of Inpixon	$(6,243)	$(6,052)

Deemed dividend to preferred stockholders	(1,508)	--

Net Loss Attributable to Common Stockholders	$(7,751)	$(6,052)

Net Loss Per Basic and Diluted Common Share
Loss from continuing operations	$(1.85)	$(83.56)
Loss from discontinued operations	--	(0.12)
Net Loss Per Share - Basic and Diluted	$(1.85)	$(83.63)

Weighted Average Shares Outstanding
Basic and Diluted	4,196,612	72,364

Comprehensive Loss
Net Loss	$(6,243)	$(6,056)
Unrealized foreign exchange gain/(loss) from cumulative translation adjustments	(7)	11
Comprehensive Loss	$(6,250)	$(6,045)

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INPIXON AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Three Months Ended
	March 31,
	2018	2017
Cash Flows from Operating Activities
Net loss	$(6,243)	$(6,056)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	513	401
Amortization of intangible assets	1,323	1,383
Adoption of accounting standards (note 2)	1,288	--
Stock based compensation	286	283
Amortization of technology	17	17
Change in fair value of derivative liability	(48)	(56)
Amortization of debt discount	417	294
Amortization of deferred financing costs	--	43
Provision for doubtful accounts	116	--
Other	--	14
Gain on the settlement of liabilities	(133)	--
Gain on sale of Sysorex Arabia	(23)	--
Changes in operating assets and liabilities:
Accounts receivable and other receivables	958	5,392
Inventory	(72)	278
Other current assets	(521)	420
Prepaid licenses and maintenance contracts	6,902	3,301
Other assets	--	(3)
Accounts payable	(3,680)	(499)
Accrued liabilities	(3,272)	168
Deferred revenue	(8,220)	(3,689)
Other liabilities	(584)	(83)
Total Adjustments	(4,733)	7,664

Net Cash (Used in) Provided by Operating Activities	(10,976)	1,608

Cash Flows Used in Investing Activities
Purchase of property and equipment	(11)	(82)
Investment in capitalized software	(156)	(351)

Net Cash Flows Used in Investing Activities	(167)	(433)

Cash Flows from Financing Activities
Repayments to bank facility	(1,128)	(2,269)
Net proceeds from issuance of common stock, preferred stock and warrants	18,944	--
Repayment of notes payable	(113)	--

Net Cash Flows Provided by (Used in) Financing Activities	17,703	(2,269)

Effect of Foreign Exchange Rate on Changes on Cash	(7)	11

Net Increase (Decrease) in Cash and Cash Equivalents	6,553	(1,083)

Cash and Cash Equivalents - Beginning of Period	141	1,821

Cash and Cash Equivalents - End of Period	$6,694	$738

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Reconciliation of Non-GAAP Financial Measures:

	Three Months Ended
(In thousands)	March 31,
	2018	2017
Net loss attributable to common stockholders	$(6,243)	$(6,052)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	16	3
Costs associated with public offering	81	--
Gain on the settlement of obligations	(133)	--
Gain on earnout	(577)	--
Gain on the sale of Sysorex Arabia	(23)	--
Change in the fair value of derivative liability	(48)	(56)
Provison for doubtful accounts	116	--
Severance	15	27
Stock based compensation - acquisition costs	--	7
Stock-based compensation – compensation and related benefits	286	276
Interest expense	1,283	684
Depreciation and amortization	1,836	1,785
Adjusted EBITDA	$(3,391)	$(3,326)

	Three Months Ended
(In thousands, except share data)	March 31,
	2018	2017
Net loss attributable to common stockholders	$(6,243)	$(6,052)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	16	3
Costs associated with public offering	81	--
Gain on the settlement of obligations	(133)	--
Gain on earnout	(577)	--
Gain on the sale of Sysorex Arabia	(23)	--
Change in the fair value of derivative liability	(48)	(56)
Provison for doubtful accounts	116	--
Severance	15	27
Stock based compensation - acquisition costs	--	7
Stock-based compensation – compensation and related benefits	286	276
Amortization of intangibles	1,322	1,383
Proforma non-GAAP net loss	$(5,188)	$(4,412)
Proforma non-GAAP net loss per basic and diluted common share	$(1.24)	$(60.97)
Weighted average basic and diluted common shares outstanding	4,196,612	72,364

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